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                                             Exhibit Index Appears at Page 5.



                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






       Date of Report(Date of earliest event reported)  February 15, 1999
                                                        -----------------


                              UNITRODE CORPORATION
          -------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



              Maryland                                   1-5609
   ----------------------------------------------------------------------
   (State or Other Jurisdiction of                    (Commission
    Incorporation or Organization)                    File Number)



                                   04-2271186
   ----------------------------------------------------------------------
                      (I.R.S. Employer Identification No.)



             7 Continental Boulevard, Merrimack, New Hampshire 03054
     ----------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)




       Registrant's telephone number, including area code (603) 424-2410


        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.   Other Materially Important Events.
          ----------------------------------

     On February 16, 1999, the registrant announced that, effective February 15, 1999, its Board of Directors elected John L. Kokulis as an Executive Vice President and Chief Financial Officer, replacing Cosmo S. Trapani, who had resigned from that position. A copy of the press release issued in connection with such announcement is attached hereto as Exhibit 99 and is hereby incorporated by reference.

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

Exhibit 99. Form of press release dated February 16, 1999.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                       Unitrode Corporation
                                                       --------------------
                                                       (Registrant)


Date:  February 15, 1999                          By   /s/ Allan R. Campbell
                                                       ---------------------
                                                       Senior Vice President






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                                  Exhibit Index


Exhibit No.              Description                        Page
-----------              -----------                        ----

99                       Form of press release                6
                         dated February 16, 1999




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